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                                                                   EXHIBIT 10.01

                      1997 EMPLOYEES STOCK PURCHASE PLAN

                          ARTICLE I. PURPOSE OF PLAN

    The purpose of this Plan is to provide employees a continued opportunity to purchase shares of the Common Stock, par value $.01 per share of West TeleServices Corporation (the "Common Shares"), through annual offerings to be made during the five-year period commencing July 1, 1997.

                          ARTICLE II. ADMINISTRATION

    The Plan shall be administered by the Compensation Committee or such other Committee that may be appointed by the Board of Directors from members of senior management. The Committee shall have authority to make rules and regulations for the administration of the Plan; its interpretations and decisions with regard thereto shall be final and conclusive. Unless prohibited by law, the Committee may, at its discretion, decrease (but not increase) the limitations set forth at Sections 6.01(a), 6.02 and 8.02 hereof.

                           ARTICLE III. ELIGIBILITY

    Except as provided below, all employees of the Corporation or its subsidiaries who are eligible to participate in the West Telemarketing Corporation Employee 401-K Retirement Plan and Trust Agreement, as from time to time amended, shall be eligible to participate in the Plan but without giving effect to the restriction on persons under the age of 21 contained therein; provided, however, that each of such employees must have completed at least twenty (20) hours of service per week for a one-year period. No employee may be granted an option if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Corporation or any subsidiary. For purposes of the preceding sentence, the rules of Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code") shall apply in determining the stock ownership of an employee, and stock that the employee may purchase under outstanding options shall be treated as stock owned by the employee.

                             ARTICLE IV. OFFERINGS

    The Plan shall be implemented by consecutive offering periods until terminated in accordance with Article XXIV of the Plan. Each offering period shall be 12 months in duration, during which (or during such portion thereof as an employee may elect to participate) the amounts received as compensation by an employee shall constitute the measure of such of the employee's participation in the offering as is based on compensation; provided, however, the first offering period shall commence on the first trading day after July 1, 1997 and ending on or prior to June 30, 1998.

                           ARTICLE V. PARTICIPATION.

    An employee eligible on the effective date of any offering may participate in such offering at any time by completing and forwarding a payroll deduction authorization to the employee's appropriate payroll location. The form will authorize a regular payroll deduction from the employee's compensation, and must specify the date on which such deduction is to commence, which may not be retroactive.
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                            ARTICLE VI. DEDUCTIONS.

    SECTION 6.01.   PAYROLL DEDUCTION ACCOUNTS

    (a) The Corporation shall maintain payroll deduction accounts for all participating employees. With respect to any offering made under this Plan, an employee may authorize a payroll deduction of a whole percentage (up to a maximum of 10%) of the compensation the employee receives on each payday during the offering period (or during such portion thereof in which the employee may elect to participate).

    (b) All payroll deductions made for a participant shall be credited to his account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

    (c) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Shares issued under the Plan is disposed of, the participant must make adequate provisions for the Corporation's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Shares. At any time, the Corporation may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Corporation to meet applicable withholding obligations, including any withholding required to make available to the Corporation any tax deductions or benefits attributable to sale or early disposition of Common Shares by the employee

    SECTION 6.02    LIMITATION

    No employee may be granted an option that permits his or her rights to purchase stock under this Plan, and any other stock purchase plan of the Corporation and its subsidiaries, to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the date such option is granted) for each calendar year in which the option is outstanding at any time.

                        ARTICLE VII. DEDUCTION CHANGES.

    An employee may increase or decrease the employee's payroll deduction by filing a new payroll deduction authorization at any time during an offering period. The change may not become effective sooner than the next pay period after receipt of the authorization.

                       ARTICLE VIII. PURCHASE OF SHARES.

    SECTION 8.01   GRANT OF OPTION

    Each employee participating in any offering under this Plan shall be granted an option, upon the effective date of such offering, for as many full and fractional Common Shares as the participating employee may elect to purchase with up to 10% of the compensation received during the specified offering period (or during such portion thereof as the employee may elect to participate), to be paid by payroll deductions during such period.

    SECTION 8.02   LIMITATION ON NUMBER OF SHARES

    Notwithstanding the foregoing, in no event shall the number of shares purchased by an employee during an offering period exceed 1,000 shares.
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    SECTION 8.03   PURCHASE PRICE

    The purchase price for each share purchased shall mean an amount equal to 100% of the Fair Market Value of a share of Common Shares on the date of grant. As of the last day of the last pay period during any offering, the account of each participating employee shall be totaled, and, unless the participating employee has withdrawn as provided in Article XIII hereof, the employee shall be deemed to have exercised an option to purchase one or more full or fractional shares at the then-applicable price; the employee's account shall be charged for the amount of the purchase; and ownership of such share or shares shall be appropriately evidenced on the books of the Corporation. If at the end of the offering the fair market value of the Common Shares subject to the option is less than 100% of the fair market value at the date of grant, then such option shall not be deemed exercised and the payroll deductions made with respect to such option shall be applied to the next offering unless the employee elects to have the payroll deductions withdrawn from the Plan and returned to the employee pursuant to Article XIII. Additional shares covered by the employee's option shall be purchased in the same manner, as of the last day of each subsequent pay period during the offering period. A participating employee may not purchase a share under any offering period beyond 12 months from the effective date thereof. Any balance remaining in an employee's payroll deduction account at the end of an offering period will be carried forward to the next offering period.

                ARTICLE IX. EMPLOYEE ACCOUNTS AND CERTIFICATES.

    Upon purchase of one or more full or fractional shares by a Plan participant pursuant to Article VIII hereof, the Corporation shall establish a book entry account in the name of the employee to reflect the share(s) purchased at that time. Certificates shall be issued only on request for full shares and also when necessary to comply with transaction requirements outside the United States. To request certificates, employees may call the Company's Investment Relations officer. In the event a participant terminates his or her account, any fractional share held in the account will be paid to the participant in cash.

                      ARTICLE X. REGISTRATION OF SHARES.

    Shares may be registered only in the name of the employee, or, if the employee so indicates on the employee's payroll deduction authorization form, the employee may designate a beneficiary pursuant to Article XVI.

                            ARTICLE XI. DEFINITIONS

    SECTION 11.01.   BOARD

    The term "Board" means the Board of Directors of the Corporation.

    SECTION 11.02   CODE

    The term "Code" means the Internal Revenue Code of 1986, as amended.

    SECTION 11.03   COMMITTEE

    The term "Committee" shall have the meaning set forth at Article II hereof.
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    SECTION 11.04   COMMON SHARES

    The term "Common Shares" means the common stock of the Corporation.

    SECTION 11.05   CORPORATION

    The term "Corporation" means West TeleServices Corporation, a Delaware corporation.

    SECTION 11.06   EXCHANGE ACT

    The term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    SECTION 11.07   FAIR MARKET VALUE

    The term "Fair Market Value" means, as of any date, the value of Common Shares determined as follows:

    (a) If the Common Shares is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), its Fair Market Value shall be the average of the high and low sale price for the Common Shares (or the average of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Shares) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

    (b) If the Common Shares is quoted on NASDAQ (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the average of the closing bid and asked prices for the Common Shares on the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

    (c) In the absence of an established market for the Common Shares, the Fair Market Value thereof shall be determined in good faith by the Committee.

    SECTION 11.08   PLAN

    The term "Plan" means this Employees Stock Purchase Plan.

    SECTION 11.09   RESERVES

    The term "Reserves" means the number of Common Shares covered by each option under the Plan which have not yet been exercised and the number of Common Shares which have been authorized for issuance under the Plan but not yet placed under option.

    SECTION 11.10   RULE 16B-3

    The term "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor provision.
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    SECTION 11.11   SUBSIDIARY

    The term "subsidiary" means a subsidiary of the Corporation within the meaning of Section 424(f) of the Code and the regulations promulgated thereunder.

    SECTION 11.12   TRADING DAY

    The term "Trading Day" means a day on which the Common Shares (i) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (ii) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.

                     ARTICLE XII. RIGHTS AS A STOCKHOLDER.

    None of the rights or privileges of a stockholder of the Corporation shall exist with respect to shares purchased under this Plan unless and until such shares shall have been appropriately evidenced on the books of the Corporation.

             ARTICLE XIII. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

    A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time prior to the last business day of an offering period by giving written notice to the Corporation. All of the participant's payroll deductions credited to his account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the offering period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the offering period. If a participant withdraws from the Plan during an offering period, he may not resume participation until the next offering period. He may resume participation for any other offering period by delivering to the Corporation a new subscription agreement at least ten (10) days prior to such offering period.

    Upon a participant's ceasing to be an employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the offering period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Article XVI hereof, and such participant's option will be automatically terminated.

    A participant's withdrawal from an offering period will not have any effect upon his eligibility to participate in any similar plan which may hereafter be adopted by the Corporation.

                            ARTICLE XIV. INTEREST.

    No interest or other increment shall accrue or be payable with respect to any of the payroll deductions of a participant in the Plan.
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                              ARTICLE XV. STOCK.

    The Common Shares to be sold to participants under the Plan may, at the election of the Corporation, be either treasury shares or authorized but previously unissued Common Shares. The maximum number of Common Shares which shall be made available for sale under the Plan shall be 2,000,000 shares, subject to adjustment upon changes in capitalization of the Corporation as provided in Article XXI hereof. If on a given exercise date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Corporation shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                   ARTICLE XVI. DESIGNATION OF BENEFICIARY.

    A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the date on which the option is exercised but prior to delivery to such participant of such shares or cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option.

    Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Corporation shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

                          ARTICLE XVII. USE OF FUNDS.

    All payroll deductions received or held by the Corporation under the Plan may be used by the Corporation for any corporate purpose, and the Corporation shall not be obligated to segregate such payroll deductions.

                            ARTICLE XVIII. REPORTS.

    Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating employees within such time as the Committee may reasonably determine, which statements will set forth the amounts of payroll deductions, the purchase price, the number of shares purchased and the remaining cash balance, if any.

                     ARTICLE XIX. RIGHTS NOT TRANSFERABLE.

    Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.
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           ARTICLE XX. APPLICATION OF FUNDS AND ADMINISTRATIVE FEES.

    All funds received or held by the Corporation under this Plan may be used for any corporate purpose. The Committee may impose reasonable administrative fees on participating employees to defray the administrative costs of the Plan, which shall in no event exceed the actual administrative costs of the Plan. Initially, the fee shall be $10 per participating employee per offering period.

     ARTICLE XXI. ADJUSTMENTS IN CASE OF CHANGES AFFECTING COMMON SHARES.

SECTION 21.01   CHANGES IN CAPITALIZATION

    Subject to any required action by the stockholders of the Corporation, the Reserves as well as the price per share of Common Shares covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Shares, or any other increase or decrease in the number of Common Shares effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares subject to an option.

    SECTION 21.02   DISSOLUTION OR LIQUIDATION.

    In the event of the proposed dissolution or liquidation of the Corporation, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

    SECTION 21.03.   MERGER OR ASSET SALE.

    In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation ("Transaction"), each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion, that in lieu of such assumption or substitution to terminate all outstanding options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to options (determined at the date to the Transaction) over the purchase price thereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Shares for each share of Common Shares held on the effective date of the Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Shares in the sale of assets or merger.
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    The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Shares covered by each outstanding option, in the event the Corporation effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Shares, and in the event of the Corporation being consolidated with or merged into any other corporation.

                    ARTICLE XXII. DISPOSITION RESTRICTION.

    Subject to approval of the Internal Revenue Service, the Committee will amend the Plan, effective after giving at least one month's written notice to participating employees, to provide for a holding period of up to one year following the purchase of each share under the Plan, with the disposition of such share during the offering period in which it was acquired resulting in suspension of the participant from further Plan participation for a period not extending beyond the end of the first offering period that begins after the date of the disposition; provided that the issuance of a stock certificate may be treated as a disposition for this purpose; and provided further that a participant shall not be so suspended if the disposition is required by legal process.

                     ARTICLE XXIII. AMENDMENT OF THE PLAN.

    The Board of Directors may at any time, or from time to time, amend this Plan in any respect, except that, to the extent necessary to comply with Section 423 of the Code, the Corporation shall obtain the approval of a majority of the shares of stock of the Corporation then issued and outstanding and entitled to vote.

                    ARTICLE XXIV. TERMINATION OF THE PLAN.

    This Plan and all rights of employees under any offering hereunder shall terminate:

    (a) on the day that participating employees become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair, or

    (b) at any time, at the discretion of the Board of Directors.

    No offering hereunder shall be made which shall extend beyond June 30, 2002.

                    ARTICLE XXV. GOVERNMENTAL REGULATIONS.

    The Corporation's obligation to sell and deliver Common Shares under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such stock.

                     ARTICLE XXVI. RULE 16B-3 LIMITATIONS.

    The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 thereunder. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.
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                            ARTICLE XXVII. NOTICES.

    All notices or other communications by a participant to the Corporation under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Corporation at the location, or by the person, designated by the Corporation for the receipt thereof.

              ARTICLE XXVIII. CONDITIONS UPON ISSUANCE OF SHARES.

    Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

    As a condition to the exercise of an option, the Corporation may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned applicable provisions of law.

                     ARTICLE XXIX. PLAN SHARES PURCHASES.

    Purchases of outstanding shares may be made pursuant to and on behalf of this Plan, upon such terms as the Corporation may approve, for delivery under this Plan.